UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 12, 2016
CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-13687 (Commission File Number)	48-0905805 (I.R.S. Employer Identification Number)

1707 Market Place Blvd Irving, Texas (Address of principal executive offices)	75063 (Zip Code)

(972) 258-8507
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2016, James Chambers notified CEC Entertainment, Inc. (the “Company”) of his resignation from the Company’s board of directors effective February 25, 2016. Mr. Chambers also resigned from the Audit and Compensation Committees of the board. Mr. Chambers’ resignation was not due to any disagreement with the Company or its management with respect to any matter relating to the Company’s operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: February 19, 2016	By:	/s/ Rodolfo Rodríguez, Jr.
Name: Rodolfo Rodríguez, Jr.
Title: Senior Vice President, General Counsel, and Secretary